Performance-based compensation - Measurement of fair value of performance-based compensation (Details) - Cash-settled share-based payment arrangement - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of number and weighted average remaining contractual life of outstanding share options [line items]
Share price on the reporting date (in dollars per share)	$ 8.63	$ 10.44
Expected volatility	6.19%	10.30%
Expected dividend rate	0.00%	0.00%
Risk-free interest rate	4.45%	4.76%
Fair value	$ 1.2	$ 3.4
Bottom of range
Disclosure of number and weighted average remaining contractual life of outstanding share options [line items]
Expected maturity	4.8	5.8
Top of range
Disclosure of number and weighted average remaining contractual life of outstanding share options [line items]
Expected maturity	5.3	6.3